                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

                                  by and among

                          OMNET TECHNOLOGY CORP., INC.,

                                       and

                       DIRECT CONNECT INTERNATIONAL, INC.,

                              D-C MERGER SUB, INC.





                                 August 20, 1998









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                                TABLE OF CONTENTS

                                                                          Page

I.  THE MERGER...............................................................2
    1.1  Terms of the Merger.................................................2
    1.2  Effective Time......................................................2
    1.3  Closing.............................................................3
    1.4  Certificate of Incorporation and By-laws of the Surviving
           Corporation.......................................................3
    1.5  Directors of the Surviving Corporation and Direct Connect...........3
    1.6  Effects of the Merger...............................................4

II. STATUS AND CONVERSION OF SECURITIES......................................4
    2.1  Stock of the Company................................................4
    2.2  Assumption of Omnet Options and Warrants............................7
    2.3  Stock of Merging Subsidiary.........................................8
    2.4  Notes...............................................................9

III.COVENANTS................................................... ............10
    3.1  Covenants of The Company............................................10
    3.2  Covenants of Direct Connect and Sub.................................15
    3.3  Preparation of Registration Statement and Proxy Statement...........22
    3.4  Approval of Stockholders............................................25
    3.5  Conduct of Business of Sub..........................................26
    3.6  Notice of Breach....................................................26
    3.7  HSR Act and Related Matters.........................................27
    3.8  Additional Agreements...............................................27
    3.9  Additional Actions..................................................28

IV. REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................28
    4.1  Organization and Qualification......................................28
    4.2  Capitalization......................................................28
    4.3  Subsidiaries........................................................29
    4.4  Authority Relative to this Agreement................................29
    4.5  Financial Statements................................................30
    4.6  Litigation..........................................................31
    4.7  Employee Benefit Plans..............................................31
    4.8  ERISA...............................................................32
    4.9  Financial Advisor...................................................33
    4.10 Compliance with Applicable Laws.....................................33
    4.11 Intellectual Property...............................................34
    4.12 Insurance...........................................................36
    4.13 Taxes...............................................................37



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                                                                          Page

    4.14 Environmental Matters.... ..........................................40
    4.15 Labor Matters.......................................................40

V.  REPRESENTATIONS AND WARRANTIES OF DIRECT CONNECT.........................41
    5.1  Organization and Qualification......................................41
    5.2  Capitalization......................................................41
    5.3  Subsidiaries........................................................42
    5.4  Authority Relative to this Agreement................................43
    5.5  Reports and Financial Statements; Outstanding Obligations...........44
    5.6  Litigation..........................................................45
    5.7  Employee Benefit Plans..............................................46
    5.8  ERISA...............................................................47
    5.9  Financial Advisor...................................................47
    5.10 Compliance with Applicable Laws.....................................48
    5.11 Intellectual Property...............................................48
    5.12 Insurance...........................................................51
    5.13 Taxes...............................................................51
    5.14 Environmental Matters...............................................54
    5.15 Labor Matters.......................................................55
    5.16 Material Contracts, Assets, Employment Agreements...................56

VI. REPRESENTATIONS AND WARRANTIES REGARDING SUB.............................56
    6.1  Organization........................................................56
    6.2  Capitalization......................................................56
    6.3  Authority Relative to this Agreement................................56

VII.CONDITIONS PRECEDENT.....................................................57
    7.1  Conditions to Each Party's Obligation to Effect the Merger..........57
    7.2  Conditions to Obligation of the Company to Effect the Merger........58
    7.3  Conditions to Obligations of Direct Connect and Sub to Effect the
           Merger............................................................61

VIII.TERMINATION, AMENDMENT AND WAIVER.......................................63
    8.1  Termination.........................................................63
    8.2  Effect of Termination...............................................64
    8.3  Amendment...........................................................64
    8.4  Waiver..............................................................64
    8.5  Indemnification.....................................................65

IX. GENERAL PROVISIONS.......................................................66
    9.1  Non-Survival of Representations, Warranties and Agreements..........66
    9.2  Notices.............................................................66



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                                                                          Page

    9.3     Fees and Expenses................................................67
    9.4     Publicity........................................................67
    9.5     Specific Performance.............................................67
    9.6     Miscellaneous....................................................68




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         AGREEMENT AND PLAN OF MERGER AND REORGANIZATION ("Agreement"), dated as of August 20, 1998 by and among, OMNET TECHNOLOGY CORP., INC., a Rhode Island corporation having an office at 50 Howe Avenue, Millbury, Massachusetts (the "Company"), DIRECT CONNECT INTERNATIONAL, INC., a Delaware corporation with a principal office at P.O. Box 14, Hawthorne, New Jersey 07507 ("Direct Connect"), and D-C MERGER SUB, INC., a Delaware corporation with an office c/o Direct Connect ("Sub"). Sub in its capacity as the surviving corporation is herein sometimes called the "Surviving Corporation".

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Board of Directors of the Company, in accordance with the Rhode Island Business Corporation Act (the "RIBCA"), has determined that it is advisable and in the best interests of their stockholders to consummate, and have approved, the business combination transaction provided for herein in which the Company would merge with and into Sub (the "Merger");

         WHEREAS, the Board of Directors of Direct Connect, in accordance with the Delaware General Corporation Law (the "DCCL"), has determined that it is advisable and in the best interests of their stockholders to consummate, and have approved, the Merger, subject to the receipt from a qualified investment banking or financial institution an opinion stating that the Merger is fair to the holders of the capital stock of Direct Connect from a financial point of view (the "Fairness Opinion");

         WHEREAS, the Company, Direct Connect and Sub desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions to the Merger; and

         WHEREAS, it is the express intention of the Company, Direct Connect and Sub that this Agreement constitute a plan of reorganization intended to qualify for federal income tax purposes as a "reorganization" within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended from time to time, and any successor statute thereto (the "Code").

         NOW, THEREFORE, in consideration of the mutual premises, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.       THE MERGER.

         1.1 Terms of the Merger.

         At the Effective Time (as defined in Section 1.2), upon the terms and subject to the conditions of this Agreement, the Company shall be merged with and into Sub in accordance with the DGCL. Sub shall be the surviving corporation in the Merger. As a result of the Merger, the outstanding shares of capital stock of the Company shall be exercised to purchase or cancelled in the manner provided in Article II hereof.

         1.2 Effective Time.

         At the Closing (as defined in Section 1.3), a certificate of merger (the "Certificate of Merger") shall be duly prepared and executed by Surviving Corporation and thereafter delivered to the Secretary of State of the State of Delaware (the "Secretary") for filing on, or as soon as practicable after, the Closing Date (as defined in Section 1.3). The Merger shall become effective at the time of the filing of the Certificate of Merger with the Secretary (the date and time of such filing being referred to herein as the "Effective Time"). At the Effective Time, the Surviving Corporation shall file with the Secretary of State of the State of Rhode Island all necessary documentation to effectuate the Merger.



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         1.3  Closing.

         The closing of the Merger (the "Closing") will take place at the offices of Camhy Karlinsky & Stein LLP, 1740 Broadway, New York, New York 10019-4315, on or about December 1, 1998 or at such other time or place as the parties hereto mutually agree (the "Closing Date"), on a date and at a time to be specified by the parties, which shall in no event be later than December 30, 1998, provided that the closing conditions set forth in Article VII have been satisfied or, if permissible, waived in accordance with this Agreement.

         1.4 Certificate of Incorporation and By-laws of the Surviving Corporation.

         At the Effective Time, (i) the Certificate of Incorporation of Sub as in effect immediately prior to the Effective Time shall be amended to change the name of Sub to "Omnet Technology Corporation" and shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such certificate of incorporation, and (ii) the By-laws of Sub as in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Corporation and thereafter may be amended as provided therein and under the DGCL, the certificate of incorporation of the Surviving Corporation, and such By-laws.

         1.5  Directors of the Surviving Corporation and Direct Connect.
              (a) From and after the Effective Time, the directors of Sub immediately prior to the Closing Date shall resign and be replaced by the directors designated by the Company. The new directors of the Surviving Corporation shall serve until their successors shall have been duly elected or



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appointed and  qualified or  until the earlier of their  death,  resignation  or
removal  in  accordance   with  the  Surviving   Corporation's   Certificate  of
Incorporation and By-laws.

              (b) From and after the Effective Time, the directors of Direct Connect shall resign and be replaced by directors designated by the Company. The new directors of Direct Connect shall serve until their successors shall have been duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with Direct Connect's Certificate of Incorporation and By-laws.

         1.6  Effects of the Merger.

         Subject to the foregoing, the effects of the Merger shall be as provided in the applicable provisions of the RIBCA and DGCL.

II.      STATUS AND CONVERSION OF SECURITIES.

         2.1  Stock of the Company.
              (a) Each share of common stock of the Company, par value $.01 per share, (the "Omnet Common Stock") issued and outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into the right to receive (i) $2.336 in cash (the "Cash Consideration"), (ii) $3.505 in principal amount of notes of Direct Connect (the "Notes"), and (iii) the pro-rata share of 60% of the issued and outstanding Direct Connect Common Stock at the Effective Time, on a fully diluted basis,(the "Stock Consideration," together with the Cash Consideration and the Notes, the "Merger Consideration"). In calculating the Stock Consideration the following amounts of Direct Connect Common Stock shall not be included when determining the number of fully diluted shares: (i) the 12,977,034 shares of Direct Connect Common Stock issuable pursuant to the terms of the Series A Warrants and the Series B Warrants, which Direct Connect has

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represented  is the  maximum  number of shares of Direct  Connect  Common  Stock issuable under such warrants, (ii) three percent (3%) of the total number of outstanding shares of Direct Connect as determined on the Closing Date and (iii) the number of shares of Direct Connect Common Stock which may be issued upon conversion of the Substituted Options/Warrants (as defined in Section 2.2(b)), which the Company has represented may be exercised to purchase to a maximum of 350,000 shares of Omnet Common Stock. Other than as set forth in the preceding sentence, all additional shares of Direct Connect Common Stock issued or issuable, including, but not limited to, the Placement Shares (as defined in Section 3.2(n)), shall be included in determining the number of fully diluted shares of Direct Connect Common Stock. The total Cash Consideration shall not exceed $5,000,000 and the total principal amount of all of the Notes shall not exceed $7,500,000. The total Stock Consideration shall in no event be less than $12,500,000 in total value of Direct Connect Common Stock, based on a valuation of Direct Connect Common Stock of $.20 per share, as determined on the Closing Date. The Cash Consideration due each owner of Omnet Common Stock may be reduced, at the discretion of the Company, to repay debt of the Company owed to existing stockholders of the Company and the Cash Consideration paid for each share Omnet Common Stock shall be adjusted accordingly.

              (b)   Exchange of Omnet Common Stock.
                    (i) Direct Connect shall authorize, subject to the approval of the Company, one person to act as trustee (the "Trustee") for the holders of the Notes (the "Noteholders") pursuant to an agreement or agreements satisfactory to Direct Connect and the Company. At the Closing, Direct Connect shall pay the Merger Consideration in the following manner: (A) to each holder of Omnet Common Stock who tenders their shares in connection with the terms of

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this  MergerAgreement  (each a "Tendering  Stockholder")  a certified check or a bank check in an amount equal to the number of shares of Omnet Common Stock converted into Cash Consideration pursuant to Section 2.1(a)(i), (B) to each Tendering Stockholder, number of shares of Direct Connect Common Stock converted to Stock Consideration pursuant to Section 2.1(a)(iii), registered in the name of such Tendering Stockholder, and (C) to the Trustee, the Trustee Note (as defined in Section 2.4) in the principal amount equal to the total principal amount of the Notes issued to all of the Tendering Stockholders pursuant to
Section 2.1(a)(ii).

                    (ii)   All   Merger   Consideration  consisting  of    Cash
Consideration, Notes and Stock Consideration issued upon the surrender for exchange of Omnet Common Stock in accordance with the terms hereof shall be deemed to have been paid or issued, as applicable, in full satisfaction of all rights pertaining to such shares of Omnet Common Stock.

                    (iii)  After the  Effective Time,  there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Omnet Common Stock that were outstanding immediately prior to the Effective Time. As of the Effective Time, the holders of certificates representing shares of Omnet Common Stock shall cease to have any rights as shareholders of the Company except such rights, if any, as they may have pursuant to Rhode Island law.

                    (iv) No fractional shares of Direct Connect Common Stock and no certificates or scrip therefor, or other evidence of ownership thereof, shall be issued upon the surrender for exchange of Omnet Common Stock. All fractional shares of Direct Connect Common Stock to which Tendering Stockholder immediately prior to the Effective Time would otherwise be entitled, at the Effective Time, shall be aggregated. If a fractional share results from such aggregation, such fractional share shall be rounded up to the nearest whole number and that number of shares of Direct Connect Common Stock shall be issued to such holder.

              (c) Dissenters' Rights. If any holder of Omnet Common stock dissents from the consummation of this Agreement in accordance with the RIBCA, and if such holder has complied with the requirements of Section 7-1.1-75 of the RIBCA (an "Omnet Dissenting Shareholder"), notwithstanding anything contained in this Agreement to the contrary, each share of Omnet Common Stock held by a Omnet Dissenting Shareholder shall not be converted into or represent the right to receive the Merger Consideration pursuant to Section 2.1, but an Omnet Dissenting Shareholder shall be entitled to the rights specified in the RIBCA; provided, however, if an Omnet Dissenting Shareholder withdraws his, her or its dissent (or if a person ceases to be an Omnet Dissenting Shareholder because such person fails to comply with the requirements of Section 7-1.1-75 of the RIBCA), the Omnet Common Stock held by such person shall be deemed to be converted as of the Effective Time, into the Merger Consideration as set forth in Section 2.1, without any interest thereon.

         2.2    Assumption of Omnet Options and Warrants.

              (a) Schedule 2.2 sets forth a true, correct and complete list of all outstanding options to acquire Omnet Common Stock ("Omnet Options"), warrants to acquire Omnet Common Stock (the "Omnet Warrants") and all other securities granting the holder the right to acquire Omnet Common Stock. Omnet agrees to use its best efforts to obtain and deliver to Direct Connect and Sub, prior to the effective date of the Registration Statement (as defined in Section 3.3), executed consents (the "Option/Warrant Consents"), reflecting the terms of this Section 2.2 and otherwise in form and substance reasonably satisfactory to the Company and Direct Connect, from the holders of the Omnet Options and Omnet

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Warrants (other than the holders of any Omnet Options which, by its terms,  will expire prior to the Effective Time). Direct Connect agrees to execute and deliver each such Option Consent delivered to it by the Company.

              (b) At the Effective Time, each outstanding Omnet Option and Omnet Warrant held by persons who have executed the Option/Warrant Consents, whether vested or unvested, shall be canceled and replaced with a fully vested option (the "Substituted Option/Warrant") to acquire, on the same terms and conditions as were applicable under such Omnet Option or Omnet Warrant, a number of shares of Direct Connect Common Stock equal to such number of shares which would be issued if the Omnet Options or Omnet Warrants had been exercised immediately prior to the Effective Time. The option exercise price per share of Direct Connect Common Stock at which a Substituted Option/Warrant is exercisable shall equal the result of $5.00 divided by the number of shares of Direct Connect Common Stock issued for one (1) share of Omnet Common Stock pursuant to the terms of this Agreement, and all Omnet Options shall qualify under the terms of the Direct Connect Stock Option Plan.

              (c) Direct Connect shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Direct Connect Common Stock for delivery under the Substituted Option/Warrants.

         2.3   Stock of Merging Subsidiary.

         Each share of common stock, par value $.01 per share of Sub shall, by virtue of the Merger and without any action on the part of the holder thereof continue unchanged and remain outstanding as a share of common stock of the Surviving Corporation.



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



         2.4   Notes.

         All of the Notes issued pursuant to Section 2.1(a)(ii) will be represented by a note, in global form (the "Trustee Note") held by the Trustee for the benefit of the Noteholders. The rights of the Noteholders, the Trustee and Direct Connect shall be governed by the terms of a trust agreement (the "Trust Agreement"), the terms of which shall be acceptable to the Company. The Trust Agreement shall provide, in part, that the Trustee shall mail or deposit interest due on the Trustee Note to the Noteholders within three business days after receipt from Direct Connect. Each Tendering Stockholder shall receive a note certificate ("Note Certificate") representing such holder's interest in the Trustee Note. The Trustee Note shall mature 18 months from the Closing Date with interest payable at the rate of 7% per annum. The Trustee Note shall be secured by the assets of the Surviving Corporation and the common stock of Sub and in the case of such assets subject to a Security Agreement (the "Security
Agreement") by and among the Trustee, Direct Connect, and the Surviving Corporation for the benefit of the Noteholders, on terms acceptable to the Company, dated the Closing Date. On the Closing Date, the Trustee's security interest in the assets shall be perfected by the filing of UCC-1's with the proper government agencies in Massachusetts and Delaware. The Trustee's security interest in the common stock of the Surviving Corporation shall be evidenced by a Pledge and Security Agreement, dated the Closing Date, between the Trustee, Camhy Karlinsky and Stein LLP, as escrow agent (the "Escrow Agent"), and the Surviving Corporation, whereby the Escrow Agent shall hold the common stock of the Surviving Corporation in escrow for the benefit of the Trustee and the Noteholders.



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III.     COVENANTS

         3.1   Covenants of The Company.

         The Company agrees that, unless Direct Connect otherwise agrees in writing:

              (a) Articles of Incorporation and By-laws. Until the earlier of the Effective Time or the termination of this Agreement pursuant to Article VIII (the "Release Time"), no amendment will be made to the articles of incorporation or By-laws of the Company.

              (b) Shares and Options. Until the Release Time, no share of capital stock of the Company, option or warrant for any such share, right to subscribe to or purchase any such share, or security convertible into or exchangeable for any such share, shall be authorized, issued or sold by the Company nor shall the Company enter into any agreement or commitment to effect any such issuance or sale, except as set forth in Schedule 3.1(b) hereto, or as may be required upon the exercise of the Omnet Stock Options by persons who do not execute the Option/Warrant Consents.

              (c) Dividends and Purchases of Stock. Until the Release Time, no cash or non- cash dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by the Company in respect of the outstanding shares of Omnet Common Stock. Until the Release Time, no direct or indirect redemption, purchase, or other acquisition shall be made by the Company of shares of Omnet Common Stock.

              (d) Leases and Indebtedness. Until the Release time, the Company shall not (A) acquire, lease or dispose or agree to acquire, lease or dispose of any material capital assets or any other assets other than in the ordinary course of business; (B) incur additional indebtedness or encumber or grant a security interest in any asset other than in each case in the ordinary course of business or in connection with the refinancing of indebtedness outstanding on the date of this Agreement; (C) acquire or agree to acquire by merging or



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consolidating with, or by purchasing a substantial equity interest in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof; or (D) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

              (e) Benefits. Except as set forth in Schedule 3.1(e), until the Release Time, the Company shall not except as may be required to comply with applicable law or regulation and except as provided in hereof, (A) adopt, enter into, terminate or amend any bonus, profit sharing, compensation, severance, termination, stock option, pension, retirement, deferred compensation, employment or other Company Benefit Plan (as defined in Section 4.7), agreement, trust, fund or other arrangement for the benefit or welfare of any director, officer or current or former employee, (B) increase in any manner the compensation or fringe benefit of any director or officer, (C) pay any benefit not provided under any existing plan or arrangement, or (D) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or Company Benefit Plan.

              (f) Access. Until the Release Time, the Company will afford the officers, directors, employees, counsel, agents, investment bankers, accountants, and other representatives of Direct Connect reasonable access to the plants, properties, books, and records of the Company and the Company Subsidiaries, will permit them to make extracts from and copies of such books and records, and will from time to time furnish Direct Connect with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company and the Company Subsidiaries as Direct Connect from time to time may reasonably request. As soon as practicable, the Company shall provide to Direct Connect the audited financial statements of Omni Multimedia, Inc. for the periods ended March 30, 1996, March 29, 1997 and



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March 23,  1998, or as  otherwise  requested  by  the  Securities  and  Exchange
Commission (the "SEC"), and the Company's audited consolidated financial statements for the interim period ended March 28, 1998 and its unaudited consolidated financial statements for the three month period ended June 30, 1998, and the most recent quarter of the Company prior to the Closing. All information furnished by or on behalf of the Company pursuant to this Section
3.1(f) or otherwise obtained from the Company as contemplated by this Section 3.1(f) shall be held as confidential by Direct Connect and its representatives.

              (g) Conduct of Business. Except as otherwise contemplated or permitted hereby, until the Release Time, the Company shall not take any action that would or is reasonably likely to result in any of the representations or warranties of the Company set forth in this Agreement being untrue at the Closing Date or in any of the conditions to the Merger set forth in Article VII not being satisfied. The Company shall carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, and shall, and shall cause its subsidiaries to, use reasonable efforts to preserve intact their present business organizations, keep available the services of their employees and preserve their relationships with customers, suppliers and others having business dealings with them. The Company shall (i) maintain insurance coverages and its books, accounts and records in the usual manner consistent with prior practices; (ii) comply in all material respects with all laws, ordinances and regulations of Governmental Entities (as defined in Section 4.10) applicable to the Company; and (iii) perform in all material respects its obligations under all contracts and commitments to which it is a party or by which it is bound, in each case referred to in this Section 3.1(g) other than where the failure to so maintain, comply or perform, either individually or in the aggregate, would not result in a Company Material Adverse Effect (as defined in Section 4.1).

              (h) Advice of Changes. Until the Release Time, the Company will promptly advise Direct Connect in a reasonably detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to the Agreement, which (if existing and known at any time prior to or at the Effective Time) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Effective Time) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

              (i) Public Statements. Before the Company releases any information concerning this Agreement, the Merger or any of the other transactions contemplated by this Agreement which is intended for or is reasonably expected to result in public dissemination thereof, the Company shall cooperate with Direct Connect, shall furnish drafts of all documents or proposed oral statements to Direct Connect for comments, and shall not release any such information without the prior consent of Direct Connect; provided, however, that the foregoing shall not be deemed to prevent the Company from releasing any information or making any disclosure to the extent that the Company reasonably determines that it is required to do so by law.

              (j) Other Proposals. Until the Release Time, the Company shall not, and shall not authorize or permit any officer, director, employee, counsel, agent, investment banker, accountant, or other representative of the Company, directly or indirectly, to: (i) initiate contact with any person or entity in an effort to solicit any Takeover Proposal (as defined below); (ii) cooperate with, or furnish or cause to be furnished any non-public information concerning the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company to any person or entity in connection with any Company Takeover Proposal; (iii) negotiate with any person or entity with respect to any Company Takeover Proposal; or (iv) enter into any agreement or understanding with the intent to effect a Company Takeover Proposal; provided, however, that the Company shall be entitled to take any action described in the foregoing clauses (ii)- (iv) if and to the extent that the Board of Directors of the Company determines in good faith, based on the advice of its counsel, that the failure to take any such action would violate its fiduciary duties to the Company's shareholders. The Company will immediately give written notice to Direct Connect of the details of any Company Takeover Proposal of which the Company becomes aware. As used in this Section 3.1(j), "Company Takeover Proposal" shall mean any proposal, other than as contemplated by this Agreement, for a merger, consolidation, reorganization, other business combination, or recapitalization involving the Company, for the acquistion of a 5% or greater interest in the equity or in any class or series of capital stock of the Company, for the acquisition of the right to cast 5% or more of the votes on any matter with respect to the Company or any Company Subsidiary, or for the acquisition of one of its divisions or of a substantial portion of any of their respective assets, other than in the ordinary course of their respective businesses, the effect of which may be to prohibit, restrict, or delay the consummation of the Merger or any of the other transactions contemplated by this Agreement or impair the contemplated benefits to Direct Connect or Sub of the Merger or any of the other transactions contemplated by this Agreement.

              (k) Transfer Taxes. The Company shall timely prepare and file any declaration or filing necessary to comply with any transfer tax statutes that require any such filing before the Effective Time.

         3.2   Covenants of Direct Connect and Sub.

         Direct Connect and Sub each agree that, unless the Company otherwise agrees in writing:

              (a) Certificate of Incorporation and By-laws. Until the Release Time, no amendment will be made to the Certificate of Incorporation or By-laws of Direct Connect; except for an amendment to Direct Connect's Certificate of Incorporation (i) increasing the number of authorized shares of Direct Connect Common Stock in an amount at least sufficient to meet the requirements of the issuance of shares for: (A) the Stock Consideration, (B) the Substituted Option/Warrants, (C) any outstanding warrants, Convertible Preferred Stock (as defined in Section 3.4), and options issued on or before the date hereof, and
(D) the Placement Shares and (ii) authorizing Direct Connect to change its name to: "Omnet Technology Holding, Inc." at the Effective Time.

              (b) Shares and Options. Until the Release Time, no share of capital stock of Direct Connect, option or warrant for any such share, right to subscribe to or purchase any such share, or security convertible into or exchangeable for any such share, shall be issued or amended in any way or sold by Direct Connect, except as provided herein, nor shall Direct Connect enter into any agreement or commitment or amend an existing agreement to effect any such issuance or sale, otherwise than as may be required upon the exercise of stock options, related stock appreciation rights, or warrants now outstanding or hereafter granted pursuant to any Direct Connect employee benefit plan which was or is now in effect.

              (c) Dividends and Purchases of Stock. Until the Release Time, no cash or non- cash dividend or liquidating or other distribution or stock split shall be authorized, declared, paid, or effected by Direct Connect in respect of the outstanding shares of Direct Connect Common Stock. Until the Release Time, no direct or indirect redemption, purchase, or other acquisition shall be made by Direct Connect or any Direct Connect subsidiary of shares of Direct Connect Common Stock.

              (d) Leases and Indebtedness. Direct Connect shall not, nor shall it permit any Direct Connect subsidiary to, (A) acquire, lease or dispose or agree to acquire, lease or dispose of any material capital assets or any other assets other than in the ordinary course of business; (B) incur additional indebtedness or encumber or grant a security interest in any asset other than in each case in the ordinary course of business or in connection with the refinancing of indebtedness outstanding on the date of this Agreement; (C) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in, or by any other manner, any business or any corpora-tion, partnership, association or other business organization or division thereof; or (E) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

              (e) Benefits. Direct Connect shall not, nor shall it permit any of its subsidiaries to, except as may be required to comply with applicable law or regulation and except as provided in hereof, (A) adopt, enter into, terminate or amend any bonus, profit sharing, compensation, severance, termination, stock option, pension, retirement, deferred compensation, employment or Direct Connect Benefit Plans (as defined in Section 5.7), agreement, trust, fund or other arrangement for the benefit or welfare of any director, officer or current or former employee, (B) increase in any manner the compensation or fringe benefit of any director or officer, (C) pay any benefit not provided under any existing plan or arrangement, or (D) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or Direct Connect Benefit Plan.
              (f) Access. Until the Release Time, Direct Connect and Sub will afford the officers, directors, employees, counsel, agents, investment bankers, accountants, and other representatives of the Company reasonable access to the plants, properties, books, and records of Direct Connect, will permit them to make extracts from and copies of such books and records, and will from time to time furnish the Company with such additional financial and operating data and other information as to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of Direct Connect and the Direct Connect Subsidiaries as the Company from time to time may reasonably request. All information furnished by or on behalf of Direct Connect pursuant to this Section 3.2(f) or otherwise obtained from Direct Connect as contemplated by this Section 3.2(f) shall be held as confidential.

              (g) Conduct of Business. Until the Release Time, Direct Connect and Sub shall not, nor shall Direct Connect cause or permit any of the Direct Connect subsidiaries to, take any action that would or is reasonably likely to result in any of the representations and warranties of Direct Connect set forth in this Agreement being untrue at the Closing Date or to any of the conditions to the Merger set forth in Article VII not being satisfied. Direct Connect shall, and shall cause the Direct Connect subsidiaries to, carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, and shall, and shall cause its subsidiaries to, use reasonable efforts to preserve intact their present business organizations, keep available the services of their employees and preserve their relationships with customers, suppliers and others having business dealings with them and refrain from selling any warrants to purchase the common stock of Datatec Systems; provided, however, that neither (i) the resignation of one or more executive officers of the Company in connection with the Merger nor (ii) the sale of Datatec Systems, Inc. common stock by Direct
Connect shall be deemed a breach of the foregoing requirement. Direct Connect shall, and shall cause any Direct Connect subsidiaries to, (i) maintain insurance coverages and its books, accounts and records in the usual manner consistent with prior practices; (ii) comply in all material respects with all laws, ordinances and regulations of Governmental Entities applicable to Direct Connect and its subsidiaries; and (iii) perform in all material respects its obligations under all contracts and commitments to which it is a party or by which it is bound, in each case referred to in this subsection (g) other than where the failure to so maintain, comply or perform, either individually or in the aggregate, would not result in a Direct Connect Material Adverse Effect (as defined in Section 5.1). Except as otherwise contemplated or permitted hereby, until the Release Time, Direct Connect and Sub will conduct no other material business except in connection with this Agreement, the Merger, or any of the other transactions contemplated by this Agreement.

              (h) Advice of Changes. Except as otherwise contemplated or permitted hereby, until the Release Time, neither Direct Connect nor Sub shall, nor shall it cause or permit any subsidiaries to, take any action that would or is reasonably likely to result in any of the representations or warranties of Direct Connect set forth in this Agreement being untrue at the Closing Date or in any of the conditions to the Merger set forth in Article VII not being satisfied. Until the Release Time, Direct Connect will promptly advise the Company in a reasonably detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement, which (if existing and known at any time prior to or at the Effective Time) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Effective Time) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

              (i) Public Statements. Before Direct Connect or Sub releases any information concerning this Agreement, the Merger, or any of the other transactions contemplated by this Agreement which is intended for or is reasonably expected to result in public dissemination thereof, Direct Connect and Sub shall cooperate with the Company, shall furnish drafts of all documents or proposed oral statements to Nicholas Moceri, Senior Vice President of Strategic Planning of the Company for comments, and shall not release any such information without the prior consent of the Company; provided, however, that the foregoing shall not be deemed to prevent Direct Connect or Sub from releasing any information or making any disclosure to the extent that Direct Connect reasonably determines that it is required to do so by law.

              (j) Consents Without Any Condition. Neither Direct Connect nor Sub shall make any agreement or reach any understanding, not approved in writing by the Company, as a condition for obtaining any consent, authorization, approval, order, license, certificate, or permit required for the consummation of the transactions contemplated by this Agreement.

              (k) Loan. Concurrently with the execution of this Agreement, Direct Connect shall loan $300,000 to the Company at an interest rate of 6 1/2% per annum, interest and principal due the earlier of: (i) one year from the date hereof or (ii) upon an acquisition of all of the issued and outstanding Omnet

Common Stock by another corporation. The parties shall execute a note (the "Omnet Note"), on the date hereof, in the form annexed hereto as Exhibit A. The Omnet Note shall be guaranteed by certain shareholders of the Company in a form attached hereto.

              (l) Board Action. The Board of Directors of Direct Connect shall duly call and hold a meeting, as soon as reasonably possible after the execution of this Agreement, whereby the requisite vote of all directors present (a) determine that the Merger is advisable and fair and in the best interests of Direct Connect and its stockholders, subject to the receipt of the Fairness Opinion, (b) approve the Merger in accordance with the applicable provisions of the DGCL, (c) recommend the approval of this Agreement and the Merger, and the transactions contemplated thereby, by the holders of Direct Connect Common Stock and direct that the Merger be submitted for consideration by Direct Connect's stockholders at Direct Connect Stockholders' Meeting (as defined in Section 3.4), (d) recommend the increase of authorized shares of Direct Connect Common Stock, (e) recommend an amendment to the 1998 Incentive Stock Option Plan to provide for the issuance of Direct Connect options for the Omnet Options as contemplated by this Agreement and (f) recommend that upon the Effective Time Direct Connect change its name to "Omnet Technology Holdings Corp." and submit such recommendation for approval by the stockholders of Direct Connect at the Direct Connect Stockholders' Meeting.

              (m) Working Capital. At the Effective Time, Direct Connect shall have at least $2,000,000 in consolidated working capital which shall be unrestricted free cash and exclude all Merger Consideration. For the purpose of this Section "consolidated working capital" means the excess of the current assets over the current liabilities of Direct Connect and its subsidiaries on a consolidated basis as determined in accordance with GAAP on the Closing Date; provided, that such liabilities shall include the sum of $240,000, as a consulting fee, and all of the other fees, expenses and payments of Direct Connect associated with this transaction, including but not limited to legal fees, commissions, SEC fees or NASDR fees, or the expenses associated with financing of the transaction contemplated by this Agreement by Direct Connect; provided, further, that the $2,000,000 in consolidated working capital shall be reduced by the payment of the Omnet Note in the amount of $300,000. On the Closing Date there shall be no outstanding payments due any Direct Connect director, officer or affiliate. "Unrestricted free cash" shall mean cash or marketable U.S. Government Securities with a maturity date of no more than 15 days.
              (n) Private Placement; Registration of Stock. On the Effective Time, Direct Connect shall issue a sufficient number of shares (the "Placement Shares") of Direct Connect Common Stock in a private placement exempt from registration under applicable provisions of the Securities Act of 1933, as amended (the "Securities Act") or registered with the SEC pursuant to a registration statement on Form S-1 (the "S-1 Registration Statement") whereby Direct Connect shall receive proceeds sufficient to meet its obligations under this Agreement, net of all commissions, expenses, taxes and fees (the "Net Proceeds"). The Net Proceeds and the stock certificates issued shall be released at the Closing. Prior to the Closing Date, Direct Connect will cause the holders of such shares to execute agreements which shall prohibit the sale of the Placement Shares for a period of 12 months from the Closing Date.

              (o) Financing. On the Closing Date, Direct Connect shall have sufficient cash and/or commitments (and has provided the Company with satisfactory evidence thereof prior to the Closing Date upon request by the Company) to pay the Cash Consideration, the consolidated working capital referred to in Section 3.2(m), and all other necessary payments of fees and expenses in connection with the transactions contemplated by this Agreement.

              (p) Direct Connect shall grant three (3) demand registrations to the holders of Omnet Common Stock and unlimited piggyback registrations pursuant to a Registration Rights Agreement to be executed on the Closing Date.

              (q) Continuity of Business. After the Merger, Sub will either continue the Company's business or will continue to use in a business at least a significant portion of Company's business assets, within the meaning of Treasury Regulations section 1.368-1d.

         3.3   Preparation of Registration Statement and Proxy Statement.

         The Direct Connect shall prepare and file with the SEC as soon as reasonably practicable after the date hereof the proxy statement of Direct Connect required to be mailed to the shareholder's of Direct Connect in connection with the Merger (the "Proxy Statement") and Direct Connect shall prepare and file with the SEC as soon as reasonably practicable after the date hereof a registration statement on Form S-4 in connection with the issuance of the Direct Connect Common Stock in the Merger, as amended or supplemented from time to time (as so amended and supplemented, the "Registration Statement"), in which the Proxy Statement will be included as part of the prospectus. If required by mutual agreement of the parties respective counsel, Direct Connect shall also file the S-1 Registration Statement. The Company and Direct Connect shall use their best efforts to have the Registration Statement, or the S-1 Registration Statement, if necessary, declared effective by the SEC as promptly as practicable after such filing. Direct Connect shall also take any action (other than qualifying as a foreign corporation or taking any action which would subject it to service of process in any jurisdiction where Direct Connect is not now so qualified or subject) required to be taken under applicable state blue sky or securities laws in connection with the issuance of Direct Connect Common Stock in connection with the Merger. If at any time prior to the Effective Time any event shall occur that should be set forth in an amendment of or a supplement to the Registration Statement, Direct Connect shall prepare and file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable. Direct Connect, Sub and the Company shall cooperate with each other in the preparation of the Registration Statement, the S-1 Registration Statement, if necessary, and the Proxy Statement and any amendment or supplement thereto, and each shall notify the other of the receipt of any comments from the SEC with respect to the Registration Statement, the S-1 Registration Statement, if necessary, or the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information, and shall provide to the other promptly copies of all correspondence between the SEC and Direct Connect or the Company, as the case may be, or any of its representatives with respect to the Registration Statement, the S-1 Registration Statement, if necessary, or the Proxy Statement. Direct Connect shall give the Company and its counsel the opportunity to review the Registration Statement, the S-1 Registration Statement, if necessary, and all responses to requests for additional information by and replies to comments of the SEC before their being filed with, or sent to, the SEC. Each of the Company, Direct Connect and Sub agrees to use its best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Registration Statement to be declared effective by the SEC, and the Proxy Statement to be mailed to the holders of Direct Connect Common Stock entitled to vote at the Direct Connect Stockholder's Meeting at the earliest practicable time.

         None of the information supplied by the Company for inclusion in (i) the Registration Statement (ii) the S-1 Registration Statement, if necessary, and (iii) the Proxy Statement will, in the case of the Proxy Statement or any amendments or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Direct Connect Stockholders' Meeting, or, in the case of the Registration Statement or the S-1 Registration Statement, at the time each becomes effective and at the Effective Time in regard to the Company will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         None of the information with respect to Direct Connect or its subsidiaries to be included or incorporated by reference in the Proxy Statement, the Registration Statement or the S-1 Registration Statement will, in the case of the Proxy Statement or any amendments or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Direct Connect Stockholders' Meeting, or, in the case of the Registration Statement or the S-1 Registration Statement, at the time each becomes effective and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Securities Exchange Act of 1934 as amended, and the rules and regulations thereunder (the "Exchange Act").

         3.4   Approval of Stockholders.

              (a) Direct Connect shall, through it Board of Directors, duly call, give notice of, convene and hold a special meeting of the holders of Direct Connect Common Stock and the holders of Direct Connect convertible preferred stock, par value, $.001 per share (the "Convertible Preferred Stock") each of whom shall vote as a separate class (the "Direct Connect Stockholders' Meeting") for the purpose of voting on the (i) adoption of an amendment to Direct Connect's Certificate of Incorporation to (A) increase the number of authorized shares of Direct Connect Common Stock as contemplated by this
Agreement, and (B) change the name of Direct Connect to Omnet Technology Holding, Inc., be effective on the Effective Time (the "Direct Connect Amendment"), (ii) ratify and approve of this Agreement and any transactions contemplated by this Agreement (the "Direct Connect Merger Proposal"), (iii) elect new directors nominated by the Board of Directors, whose election shall be effective as soon as reasonably practicable following the Effective Time and
(iv) amending the 1988 Incentive Stock Option Plan of Direct Connect or adopting a new stock option plan consistent with the terms of the Company's 1998 Incentive Stock Option Plan. Subject to the exercise of fiduciary obligations under applicable law as advised by independent legal counsel and the Fairness Opinion, Direct Connect shall, through its Board of Directors, include in the Proxy Statement the recommendation of the Board of Directors of Direct Connect that the stockholders of Direct Connect vote in favor of the Direct Connect Amendment, the Direct Connect Merger Proposal and the members of the Board of Directors (the "Direct Connect Stockholders' Approval") and shall use its best efforts to obtain such adoption and approval.

              (b) Subject to the exercise of fiduciary obligations under applicable law as advised by independent counsel: (i) the Company shall, through its Board of Directors, duly call, give notice of, convene and hold a meeting of its stockholders (the "Company Stockholders' Meetings" and, together with the Direct Connect Stockholder's Meeting, the "Stockholders' Meetings") for the purpose of approving this Agreement and the approval of the Merger (the "The Company Merger Proposal") as soon as reasonably practicable after the date hereof; and (ii) the Company shall, through its Board of Directors, recommend that the stockholders of the Company vote in favor of the Company Merger Proposal (the "Company Stockholders' Approval"), and shall use its best efforts to obtain such approval. In lieu of a meeting, the Company may obtain the written consent of the shareholders of the Company to approve the Company Merger Proposal.

              (c) Direct Connect and the Company shall coordinate and cooperate with respect to the timing of the Stockholders' Meetings and shall use their best efforts to cause the Stockholders' Meetings to be held on the same day and as soon as practicable after the date hereof.

         3.5   Conduct of Business of Sub.

         During the period from the date of this Agreement to the Effective Time, Sub shall not engage in any activities of any nature except as provided in or contemplated by this Agreement.

         3.6   Notice of Breach.

         Each party shall promptly give written notice to the other party upon becoming aware of the occurrence of any event which would cause or constitute a breach of any of its representations, warranties or covenants contained or referenced in this Agreement and will use its best efforts to prevent or promptly remedy the same. Any such notification shall not be deemed an amendment of the Company Disclosure Schedule (as defined in Article III) or Direct Connect Disclosure Schedule (as defined in Article IV).

         3.7   HSR Act and Related Matters.

         The Company and Direct Connect shall file as soon as practicable, if required, but in no event later than 10 days after the date hereof, notifications under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") in connection with the Merger and the transactions contemplated hereby, and shall respond as promptly as practicable to any inquiries received from the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division") for additional information or documentation and to all inquiries and requests received from any State Attorney General or other governmental authority in connection with antitrust matters. Direct Connect shall take all actions, including without limitation sales, transfers, divestitures or other dispositions of businesses, product lines or assets of Direct Connect, or, after the Merger, of the Company as shall be necessary to obtain timely governmental or regulatory action or non-action, consent or approval of the Merger by the FTC, the Antitrust Division and any other Governmental Entity in connection with antitrust matters.

         3.8   Additional Agreements.

         Subject to the terms and conditions herein provided, each of the parties hereto agrees to use best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using best efforts to obtain all necessary permits, waivers, consents and approvals, to effect all necessary registrations and filings (including, but not limited to, filings under the HSR Act and with all applicable Governmental Entities) and to lift any injunction or other legal bar to the Merger (and, in such case, to proceed with the Merger as expeditiously as possible), subject, however, in the case of this Agreement, to the appropriate vote of the stockholders of Direct Connect.

         3.9   Additional Actions.

         In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of Direct Connect, the Company and the Surviving Corporation shall take all such necessary action at Direct Connect's expense and at times and locations reasonably satisfactory to such respective officers.

IV    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to Direct Connect that, except as disclosed in the Company Disclosure Schedule attached hereto(the "Company Disclosure Schedule"):

         4.1   Organization and Qualification.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Rhode Island and has the corporate power to carry on its business as it is now being conducted. Except as set forth in Schedule 4.1 hereto, the Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities make such qualification necessary, except where the failure to be so qualified will not, individually or in the aggregate, have a material adverse effect on the business or financial condition of the Company (a "Company Material Adverse Effect").

         4.2   Capitalization.

         The authorized capital stock of the Company consists of 2,500,000 shares of Omnet Common Stock, of which 2,140,000 shares are issued and outstanding. Except as set forth in Schedule 4.2, there are no options, warrants, calls or other rights, agreements or commitments presently outstanding obligating the Company to issue, deliver or sell shares of its capital stock or debt securities, or obligating the Company to grant, extend or enter into any such option, warrant, call or other such right, agreement or commitment. All of the shares of Omnet Common Stock issuable in accordance with this Agreement in exchange for Direct Connect Common Stock (including options or warrants to purchase Company Common Stock) at the Effective Time in accordance with this Agreement will be duly authorized, validly issued, fully paid and nonassessable.

         4.3   Subsidiaries.

         The Company has no subsidiaries.

         4.4   Authority Relative to this Agreement.

         The Company has the corporate power to enter into this Agreement and, subject to the Company Stockholders' Approval, to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms. The Company is not subject to or obligated under (i) any charter or By-law provision or (ii) any indenture or other loan document provision, any other contract, license, franchise, permit, order, decree, concession, lease, instrument, judgment, statute, law, ordinance, rule or regulation applicable to the Company or any of its subsidiaries or their respective properties or assets, which would be breached or violated, or under which there would be a default (with or without notice or lapse of time, or both), or under which there would arise a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit, by its executing and carrying out this Agreement other than, in the case of clause (ii) only, (A) any breaches, violations, defaults, terminations, cancellations, accelerations or losses which, either singly or in the aggregate, will not have a Company Material Adverse Effect or prevent the consummation of the transactions contemplated hereby or thereby and
(B) the laws and regulations referred to in the next sentence. Except as disclosed in Schedule 4.4 hereto or in connection, or in compliance, with the provisions of the HSR Act, the Securities Act, the Exchange Act, and the environmental, corporation, securities or blue sky laws or regulations of the various states, no filing or registration with, or authorization, consent or approval of, any public body or authority is necessary for the consummation by the Company of the Merger or the other transactions contemplated by this Agreement, other than filings, registrations, authorizations, consents or approvals the failure of which to make or obtain would not have a Company Material Adverse Effect or prevent the consummation of the transactions contemplated hereby or thereby.

         4.5   Financial Statements.

         As soon as practicable, the Company will furnish Direct Connect with true and complete copies of the audited financial statements of Omni Multimedia, Inc. for the years ended March 30, 1996, March 29, 1997, March 23, 1998 or as otherwise required by the SEC, and the Company's audited consolidated financial statements for initial period of operations ended March 28, 1998 and its unaudited statements for the three month period ended June 30, 1998 and the most recent quarter of the Company prior to the Closing Date ("Company Financial
Statements"). The audited consolidated financial statements and unaudited interim financial statements of the Company have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of the Company and its subsidiaries as at the dates thereof and the results of their operations and changes in financial position for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and any other adjustments described therein.

         4.6   Litigation.
         Except as disclosed in Schedule 4.6 hereto, as of the date hereof, there is no suit, action or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which, alone or in the aggregate, is likely, insofar as the Company reasonably foresees, to have a Company Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company or any of its subsidiaries having, or which, insofar as the Company reasonably foresees, in the future could have, either alone or in the aggregate, any such Company Material Adverse Effect.

         4.7   Employee Benefit Plans.

         Except as disclosed in Schedule 4.7, there are no material employee benefit or compensation plans, agreements or arrangements, including "employee benefit plans," as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and including, but not limited to, plans, agreements or arrangements relating to former employees, including, but not limited to, retiree medical plans maintained by the Company or any of its subsidiaries or material collective bargaining agreements to which the Company or any of its subsidiaries is a party (together, the "Company Benefit Plans"). No default exists with respect to the obligations of the Company or any of its subsidiaries under any such Company Benefit Plan, which default, alone or in the aggregate, would have a Company Material Adverse Effect. There are no pending disputes or grievances subject to any grievance procedure, unfair labor practice proceedings, arbitration or litigation under such Company Benefit Plans, which have not been finally resolved, settled or otherwise disposed of, nor is there any default, or any condition which, with notice or lapse of time or both, would constitute such a default, under any such Company Benefit Plans, by the Company or its subsidiaries or, to the best knowledge of the Company and its subsidiaries, any other party thereto, which failure to resolve, settle or otherwise dispose of or default, alone or in the aggregate, would have a Company Material Adverse Effect. There are no pending strikes, lockouts or work stoppages or slowdowns, or to the best knowledge of the Company and its subsidiaries, jurisdictional disputes or organizing activity occurring or threatened with respect to the business or operations of the Company or its subsidiaries which have had or would have a Company Material Adverse Effect.

         4.8   ERISA.

         All Company Benefit Plans are in compliance with the applicable provisions of ERISA, except where such failures to comply would not have a Company Material Adverse Effect. Each of the Company Benefit Plans which is intended to meet the requirements of the Code has been determined by the Internal Revenue Service to be "qualified," within the meaning of such section of the Code, and the Company knows of no fact which is likely to have an adverse affect on the qualified status of such plans. There is no "accumulated funding deficiency" (whether or not waived) as that term is defined in of the Code for any of the Company Benefit Plans which are defined benefit pension plans and the fair market value of the assets of each such plan equals or exceeds the accrued liabilities of such plan. There are no non-exempt "prohibited transactions," as such term is defined in of the Code or of ERISA, involving a Company Benefit

Plan which could subject the Company or any of its subsidiaries to the penalty or tax imposed under (i) of ERISA or of the Code. No Company Benefit Plan which is subject to Title IV of ERISA has been completely or partially terminated; no proceedings to completely or partially terminate any Company Benefit Plan have been instituted within the meaning of Subtitle C of said Title IV of ERISA; and no reportable event within the meaning of 3(b) of said Subtitle C of ERISA has occurred with respect to any Company Benefit Plan. Neither the Company nor any of its subsidiaries has made a complete or partial withdrawal, within the meaning of ERISA, from any multiemployer plan which has resulted in, or is reasonably expected to result in, any withdrawal liability to the Company or any of its subsidiaries except for any such liability which would not have a Company Material Adverse Effect.

         4.9   Financial Advisor.

         The Company represents and warrants that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

         4.10  Compliance with Applicable Laws.

         Except as set forth in Schedule 4.10 hereto, the Company hold all permits, licenses, variances, exemptions, orders and approvals of all courts, administrative agencies (including the Food and Drug Administration) or commissions or other governmental authorities or instrumentalities, domestic or foreign (each, a "Governmental Entity"), except for such permits, licenses, variances, exemptions, orders and approvals the failure of which to hold would not have a Company Material Adverse Effect (the "Company Permits"). To the best knowledge of the Company, the Company and its subsidiaries are in compliance with the terms of the Company Permits, except for such failures to comply, which singly or in the aggregate, would not have a Company Material Adverse Effect. To the best knowledge of the Company, the business operations of the Company and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity, except for possible violations which individually or in the aggregate do not and would not have a Company Material Adverse Effect.
         4.11  Intellectual Property.

              (a) Schedule 4.11 hereto sets forth a complete list and description of the following:
                    (i) all trademarks, service marks, trade names, label filings, patents, copyrights, royalty rights, logos, applications therefor and registrations thereof and inventions owned or used (pursuant to license agreements or otherwise) by the Company or any of its subsidiaries in or applicable to the
                                    businesses    of   the   Company   and   its
                                    subsidiaries (collectively, the "Proprietary
                                    Rights"), and the jurisdictions in which the Proprietary Rights have been registered, filed or issued;

                    (ii) contracts, agreements or understandings pursuant to which the Company or any of its subsidiaries has authorized any person to use any of the Proprietary Rights; and

                    (iii) all research and development results, records of experiments, scientific, technical, engineering and marketing data and literature and other know-how, formulae and techniques, recorded or available in any form whatsoever which are used in connection with the operation of the businesses of the Company and its subsidiaries (collectively, the "Trade Secrets").

              (b) The Proprietary Rights have been properly registered, filed or issued in the offices and jurisdictions in which such registration, filing or issuance is necessary to protect the rights therein of the Company and its subsidiaries for the conduct of their businesses, and all applicable fees due and payable have been paid. Except as otherwise indicated in Schedule 4.11, the Company and its subsidiaries are the sole and exclusive owners of the Proprietary Rights and the Trade Secrets and all rights related thereto, free and clear of any obligation to pay royalties or any similar obligation and free and clear of all mortgages, liens or other encumbrances.

              (c) None of the Proprietary Rights will be adversely affected by the consummation of the transactions contemplated by this Agreement.

              (d) Except as set forth in Schedule 4.11, to the best of the Company's knowledge after due investigation, there are no claims or demands of any person pertaining to the Proprietary Rights or the Trade Secrets or the rights of the Company or its subsidiaries thereunder, and no proceedings have been instituted or are pending or, to the knowledge of the Company, threatened which challenge the rights of the Company in respect thereof, and none of the issued trademarks, service marks, trade names, label filings, patents, copyrights, logos, registrations thereof, or, as the case may be, the rights granted to the Company in respect thereof and to be listed in Schedule 4.11, infringes on or is being infringed upon by others, and none is subject to any outstanding order, decree, judgment, stipulation, injunction, restriction or agreement restricting the scope of the use by Company.

              (e) Except as disclosed in Schedule 4.11, to the best of the Company's knowledge after due investigation, the Company is not infringing or violating, and during the past five years, the Company has not infringed or violated, any Proprietary Rights of others, nor used any confidential information or trade secrets or patentable or unpatentable inventions of any former employer of any employee of the Company.

              (f) Except as is disclosed in Schedule 4.11, the Company has no knowledge of any patented device or application therefor which could materially and adversely affect the operation of the businesses of the Company, as now conducted.
              (g) Except as indicated in Schedule 4.11, the Trade Secrets have been, and will not be, disclosed by the Company to any person other than Direct Connect and its agents and representatives, and comprise all of the same necessary to permit the continued operation of the businesses of the Company and its subsidiaries.

         4.12  Insurance.

              (a) The Company maintains, and, at all times has maintained, insurance with financially sound and reputable insurance companies insuring against such risks and in such amounts as reasonably prudent and appropriate considering its size, business and operations.

              (b) The Company is not in default with respect to any provision of any policy of fire, liability, products liability, workers compensation, title or other form of insurance held by it.

              (c) The Company has not failed to give any notice or to submit any claim under any policy of insurance in a proper and timely fashion.

         4.13  Taxes.

         Except as specifically set forth on the attached schedules:

               (a) The Company and any combined, consolidated, unitary or affiliated group of which the Company is or has been a member on or prior to the Closing Date (i) has paid all Taxes, as defined in Section 4.13(o), required to be paid on or prior to the Closing Date (including, without limitation, estimated Taxes) for which the Company could be held liable; (ii) has accurately and timely filed (or timely filed an extension for), all federal, state, local and foreign Tax Returns (as defined in Section 4.13(o), with respect to such Taxes required to be filed by them on or before the Closing Date and (iii) has established an adequate accrual or reserve for the payment of all Taxes payable in respect of the period, including portions and contingent portions thereof, subsequent to the period covered by such returns up to and including the Closing Date.
               (b) No deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Tax has been proposed, asserted, or assessed by any taxing authority against, or with respect to the activities of the Company or any member of any combined, consolidated, unitary or affiliated group of which the Company is or has been a member on or prior to the Closing Date.

               (c) The Company has not consented to extend the time within which any Taxes may be assessed or collected.

               (d) The Company has not requested or been granted an extension of time for the filing any Tax Return to a date later than the Closing Date.

               (e) There is no action, suit, tax authority proceeding, or audit now in progress, pending, or threatened against or with respect to the Company with respect to any Taxes.

               (f) The Company has not been a member of an affiliated group or filed or been included in a combined, consolidated, or unitary Tax Return.

               (g) No claim has ever been made by a taxing authority in a jurisdiction where the Company does not pay Taxes or file Tax Returns that the Company may be subject to the Taxes assessed by such jurisdiction.

               (h) The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor, or other party pursuant to the Federal Insurance Contributions Act, the Federal Unemployment Tax Act, or Chapter 24 of the Code, with respect to the withholding of income tax at the source on wages.

               (i) The Company has disclosed on the Tax Returns of the Company or its subsidiaries and any combined, consolidated, unitary or affiliated group of which the Company is or has been a member on or prior to the Closing Date has disclosed on their Tax Returns all positions taken therein which could give rise to a substantial understatement of federal Tax.

               (j) There is no material dispute or claim concerning any liability for Taxes of the Company either (i) claimed or raised by any authority in writing or (ii) as to which the Company has knowledge based upon personal contact with any agent of such authority.

               (k) The Company (i) has not filed a consent under Code Section 341(f) concerning collapsible corporations; (ii) has not made any payments, nor is it obligated to make any payments, nor is it a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code Section 280G; (iii) will not have any liability after the Closing Date pursuant to any tax allocation or sharing agreement; and (iv) does not have any liability for the Taxes of any person as a transferee or successor, by contract, or otherwise, including pursuant to any tax allocation or sharing agreement.

               (l) Schedule 4.13(l) contains a list setting forth all the states, territories, jurisdictions in which the Company is required to file a Tax Return relating to its operations and the Taxes to which the Company is subject in such jurisdictions.

               (m) The Company has no liability outstanding, contingent, or proposed and will not have any liability outstanding, contingent, or proposed resulting from the operation of Treasury Regulations ss. 1.1502-6, or any similar state, local, or foreign provision, arising from an obligation for Taxes of a corporation which is or was a member of any combined, consolidated, unitary or affiliated group of which the Company is or has been a member on or prior to the Closing Date.

               (n) Any allocation or sharing agreement of the Company with respect to Taxes shall be cancelled as of the date of the Closing Date.

               (o) For purposes of this Agreement, (i) Taxes means all federal, state or local taxes and foreign taxes and other government fees, charges, levies, and assessments, including but not limited to, income, property, franchise, sales, use, ad valorem, profits, gross receipts, payroll, employment, and excise taxes, which are payable or remittable by the Company or levied on its property, income or assets by any federal, state, local or foreign government or governmental or quasi-governmental agency or instrumentality, and all additions to tax, penalties and interest relating thereto; and (ii) Tax Return means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including interest and penalties.

         4.14  Environmental Matters.

               (a)  The  Company  has no  liability under, and there is no  fact currently known to the Company that could hereafter give rise to any liability of the Company under, any federal, state, foreign, provincial or local laws, statutes, ordinances, regulations, rules and orders pertaining to the environment, pollution and/or the health and safety of human beings (collectively, "Environmental Laws").

               (b) To the Company's knowledge, there is no, and has been no, discharge, spillage, uncontrolled loss, seepage or filtration of hazardous waste (including without limitation all inks and oils) on-site at the Company's premises. All hazardous waste on-site at the premises of the Company has been and shall continue to be disposed of in compliance with all Environmental Laws and other applicable laws, and is being managed in accordance with all Environmental Laws and other applicable laws.

               (c) Except as disclosed on Schedule 4.14, the Company has not received a notice or claim relating to the exposure of employees to hazardous waste, in the course and scope of their respective employments with Company or its predecessors.

         4.15  Labor Matters.
         Except as set forth in Schedule 4.15, the Company is not a party to any collective bargaining agreement and there are no material or formal complaints, charges, cases or controversies or any conciliation agreement, consent or decree pending or threatened Company and any of its employees acting individually or in concert and/or any administrative agency of the United States government and no organization is presently attempting to gain, petitioning for or asserting representational status with respect to any group or groups of employees of

Company, and Company is in material compliance with Federal and state laws respecting employment practices, terms and conditions of employment, wages and hours, and is not presently engaged in any unfair labor practice, There is no labor strike or other labor dispute and there is no complaint, proceeding or other action instituted under the Equal Opportunity Act pending, threatened against Company. No key employee of Company has indicated that he is considering terminating his employment.

v.       REPRESENTATIONS AND WARRANTIES OF DIRECT CONNECT.

         Direct Connect and Sub represent and warrant to the Company that, except as disclosed in the Direct Connect and Sub Disclosure Schedules attached hereto (the "Direct Connect Disclosure Schedule"):

         5.1   Organization and Qualification.

         Direct Connect is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to carry on its business as it is now being conducted. Except as set forth in Schedule 5.1 hereof, Direct Connect is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on the business or financial condition of Direct Connect (a "Direct Connect Material Adverse Effect").

         5.2   Capitalization.

         The authorized capital stock of Direct Connect consists of 15,000,000 shares of Company Common Stock and 5,000,000 shares of Preferred Stock. As of April 30, 1998, 9,062,066 shares of Direct Connect Common Stock were validly issued and outstanding, fully paid and nonassessable. As of April 30, 1998, 5,000,000 shares of Convertible Preferred Stock were issued and outstanding and are convertible into 15,000,000 shares of Direct Connect Common Stock. As of the date hereof, there are no bonds, debentures, notes or other indebtedness issued or outstanding having the right to vote on any matters on which Direct Connect's stockholders may vote. Schedule 5.2 sets forth all options, warrants, calls, convertible securities or other rights, agreements or commitments presently outstanding obligating Direct Connect to issue, deliver or sell shares of its capital stock or debt securities, or obligating Direct Connect to grant, extend or enter into any such option, warrant, call or other such right, agreement or commitment and the amount of Direct Connect Common Stock for which they may converted or exchanged. All of the shares of Direct Connect Common Stock issuable in accordance with this Agreement in exchange for Omnet Common Stock (including options or warrants to purchase Direct Connect Common Stock) at the Effective Time in accordance with this Agreement will be when so issued, duly authorized, validly issued, fully paid and nonassessable.

         5.3   Subsidiaries.

         The only subsidiaries of Direct Connect are those set forth in Schedule
5.3 Except as set forth in Schedule 5.3, each subsidiary of Direct Connect is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power to carry on its business as it is now being conducted or currently proposed to be conducted. Except as set forth in Schedule 5.3, each subsidiary of Direct Connect is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary except where the failure to be so qualified will not have a Direct Connect Material Adverse Effect. Except as set forth in Schedule 5.3, all the outstanding shares of capital stock of each subsidiary are validly issued, fully paid and nonassessable and owned by Direct Connect or by a wholly owned subsidiary of Direct Connect, free and clear of any liens, claims or encumbrances. Except as set forth in Schedule 5.3, there are no existing options, warrants, calls or other rights, agreements or commitments of any character relating to the issued or unissued capital stock or other securities of any of the subsidiaries of Direct Connect.

         5.4   Authority Relative to this Agreement.

         Direct Connect has the corporate power to enter into this Agreement and, subject to approval of this Agreement by the holders of Direct Connect Common Stock, to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Direct Connect's Board of Directors. This Agreement constitutes a valid and binding obligation of Direct Connect enforceable in accordance with its terms. Direct Connect is not subject to or obligated under
(i) any charter or by-law provision or (ii) any indenture or other loan document provision, any other contract, license, franchise, permit, order, decree, concession, lease, instrument, judgment, statute, law, ordinance, rule or regulation applicable to Direct Connect or any of its subsidiaries or their respective properties or assets which would be breached or violated, or under which there would be a default (with or without notice or lapse of time, or both), or under which there would arise a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit, by its executing and carrying out this Agreement, other than, in the case of clause
(ii) only, (A) any breaches, violations, defaults, terminations, cancellations, accelerations or losses which, either singly or in the aggregate, will not have a Direct Connect Material Adverse Effect or prevent the consummation of the transactions contemplated hereby and (B) the laws and regulations referred to in the next sentence. Except as disclosed in the Direct Connect Disclosure Schedule or, with respect to the Merger or the transactions contemplated thereby, in connection, or in compliance, with the provisions of the HSR Act, the Securities Act, the Exchange Act, and the environmental, corporation, securities or blue sky laws or regulations of the various states, no filing or registration with, or authorization, consent or approval of, any public body or authority is necessary for the consummation by Direct Connect of the Merger or the other transactions contemplated hereby, other than filings, registrations, authorizations, consents or approvals the failure of which to make or obtain would not have a Direct Connect Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

         5.5   Reports and Financial Statements; Outstanding Obligations.

               (a) Direct Connect has duly complied and is complying, in all material respects, with all federal and State securities laws, including all periodic reporting requirements, and to Direct Connect's knowledge there is no pending or threatened investigation by the SEC or any state securities regulatory agency concerning Direct Connect, Sub or any officer or director thereof.

               (b) Direct Connect has previously furnished Omnet with true and complete copies of its (i) Annual Reports on Form 10-K for the three years ended April 30, 1997, as filed with the Commission, and (ii) Quarterly Report on Form 10-Q for the quarter ended July 31, 1997, October 31, 1997 and January 31, 1998 as filed with the SEC, and (iii) Current Reports on Form 8-K relating to events occurring after December 31, 1995, as filed with the SEC, (clauses (i) through (iii) being referred to herein collectively as the "Direct Connect SEC Reports"). As of their respective dates, Direct Connect SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder applicable to such Direct Connect SEC

Reports. As of their respective dates, Direct Connect SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of Direct Connect included in Direct Connect SEC Reports comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and the financial statements included in Direct Connect SEC Reports have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Direct Connect and its subsidiaries as at the dates thereof and the results of their operations and changes in financial position for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and any other adjustments described therein.

         5.6   Litigation.

         Except as disclosed in Schedule 5.6, as of the date hereof, there is no suit, action or proceeding pending or, to the knowledge of Direct Connect, threatened against or affecting Direct Connect or any of its subsidiaries which, either alone or in the aggregate, is likely, insofar as Direct Connect reasonably foresees, to have a Direct Connect Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against Direct Connect or any of its subsidiaries having, or which, insofar as Direct Connect reasonably foresees, in the future could have, either alone or in the aggregate, any such Direct Connect Material Adverse Effect.

         5.7   Employee Benefit Plans.

         Except as disclosed in Direct Connect SEC Reports and Schedule 5.7, there are no employee benefit or compensation plans, agreements or arrangements, including "employee benefit plans," as defined in ) of ERISA, and including, but not limited to, plans, agreements or arrangements relating to former employees, including, but not limited to, retiree medical plans, maintained by Direct Connect or any of its subsidiaries or material collective bargaining agreements to which Direct Connect or any of its subsidiaries is a party (together, the "Direct Connect Benefit Plans"). No default exists with respect to the obligations of Direct Connect or any of its subsidiaries under such Direct
Connect Benefit Plan, which default, alone or in the aggregate, would have a Direct Connect Material Adverse Effect. There are no pending disputes or grievances subject to any grievance procedure, unfair labor practice proceedings, arbitration or litigation under such Direct Connect Benefit Plans, which have not been finally resolved, settled or otherwise disposed of, nor is there any default, or any condition which, with notice or lapse of time or both, would constitute such a default, under any such Direct Connect Benefit Plans, by Direct Connect or its subsidiaries or, to the best knowledge of Direct Connect and its subsidiaries, any other party thereto, which failure to settle or otherwise dispose of or default, alone or in the aggregate, would have a Direct Connect Material Adverse Effect. There are no pending strikes, lockouts or work stoppages or slowdowns, or to the best knowledge of Direct Connect and its subsidiaries, jurisdictional disputes or organizing activity occurring or threatened with respect to the business or operations of Direct Connect or its subsidiaries which have had or would have a Direct Connect Material Adverse Effect.

         5.8   ERISA.

         All Direct Connect Benefit Plans are in compliance with the applicable provisions of ERISA, except where such failures to comply would not have a Direct Connect Material Adverse Effect. Each of Direct Connect Benefit Plans which is intended to meet the requirements of the Code has been determined by the Internal Revenue Service to be "qualified," within the meaning of such section of the Code, and Direct Connect knows of no fact which is likely to have an adverse effect on the qualified status of such plans. No Direct Connect
Benefit Plan is subject to Title IV of ERISA or of the Code, other than multiemployer pension plans disclosed in Direct Connect Disclosure Schedule. There are no non-exempt "prohibited transactions," as such term is defined in of the Code or of ERISA, involving Direct Connect's Benefit Plans which could subject Direct Connect, its subsidiaries or the Company to the penalty or tax imposed under (i) of ERISA or of the Code. Neither Direct Connect nor any of its subsidiaries has made a complete or partial withdrawal, within the meaning of 3(b) of said Subtitle C of ERISA, from any multiemployer plan which has resulted in, or is reasonably expected to result in, any withdrawal liability to Direct Connect or any of its subsidiaries except for any such liability which would not have a Direct Connect Material Adverse Effect.

         5.9   Financial Advisor.

         Except as set forth in Schedule 5.9, Direct Connect represents and warrants that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Direct Connect.

         5.10  Compliance with Applicable Laws.

         To the best knowledge of Direct Connect, Direct Connect and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities, except for such permits, licenses, variances, exemptions, orders and approvals the failure of which to hold would not have a Direct Connect Material Adverse Effect (the "Direct Connect Permits"). To the best knowledge of Direct Connect, Direct Connect and its subsidiaries are in compliance with the terms of Direct Connect Permits, except for such failures to comply, which singly or in the aggregate, would not have a Direct Connect Material Adverse Effect. To the best knowledge of Direct Connect, except as disclosed in Direct Connect SEC Reports filed prior to the date of this Agreement, the business operations of Direct Connect and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity, except for possible violations which individually or in the aggregate do not and would not have a Direct Connect Material Adverse Effect.

         5.11  Intellectual Property.

               (a) Schedule 5.11 sets forth a complete list and description of thefollowing:

                     (i) all trademarks, service marks, trade names, label filings, patents, copyrights, royalty rights, logos, applications therefor and registrations thereof and inventions owned or used (pursuant to license agreements or otherwise) by Direct Connect or any of its Subsidiaries in or applicable to the businesses of Direct Connect and its subsidiaries (collectively, the "Direct Connect Proprietary Rights"), and the jurisdictions in which the Direct Connect Proprietary Rights have been registered, filed or issued;
                     (ii) contracts, agreements or understandings pursuant to which Direct Connect or any of its subsidiaries has authorized any person to use any of the Direct Connect Proprietary Rights;
                     (iii) and all research and development results, records of experiments, scientific, technical, engineering and marketing data and literature and other know-how, formulae and techniques, recorded or available in any form whatsoever which are used in connection with the operation of the businesses of Direct Connect and its subsidiaries (collectively, the "Direct Connect Trade Secrets").

               (b) The Direct Connect Proprietary Rights have been properly registered, filed or issued in the offices and jurisdictions in which such registration, filing or issuance is necessary to protect the rights therein of Direct Connect and its subsidiaries for the conduct of their businesses, and all applicable fees due and payable have been paid. Except as otherwise indicated in the Schedule 5.11, Direct Connect and its subsidiaries are the sole and exclusive owners of the Proprietary Rights and the Direct Connect Trade Secrets and all rights related thereto, free and clear of any obligation to pay royalties or any similar obligation and free and clear of all mortgages, liens or other encumbrances.

               (c) None of the Direct Connect Proprietary Rights will be adversely affected by the consummation of the transactions contemplated by this Agreement.

               (d) Except as set forth in Schedule 5.11, there are no claims or demands of any person pertaining to the Direct Connect Proprietary Rights or the Direct Connect Trade Secrets or the rights of Direct Connect and its subsidiaries thereunder, and no proceedings have been instituted or are pending or, to the knowledge of Direct Connect, threatened which challenge the rights of Direct Connect in respect thereof, and none of the issued trademarks, service marks, trade names, label filings, patents, copyrights, logos, registrations thereof, or, as the case may be, the rights granted to Direct Connect in respect thereof and to be listed in Schedule 5.11, infringes on or is being infringed upon by others, and none is subject to any outstanding order, decree, judgment, stipulation, injunction, restriction or agreement restricting the scope of the use by Direct Connect.

               (e) Except as disclosed in Schedule 5.11, Direct Connect is not infringing or violating, and during the past five years, Direct Connect has not infringed or violated, any Direct Connect Proprietary Rights of others, nor used any confidential information or trade secrets or patentable or unpatentable inventions of any former employer of any employee of Direct Connect.

               (f) Except as is disclosed in Schedule 5.11, Direct Connect has no knowledge of any patented device or application therefor which could materially and adversely affect the operation of the businesses of Direct Connect, as now conducted.

               (g) Except as indicated in Schedule 5.11, the Direct Connect Trade Secrets have been, and will not be, disclosed by Direct Connect to any person other than Direct Connect and its agents and representatives, and comprise all of the same necessary to permit the continued operation of the businesses of Direct Connect and its subsidiaries.

         5.12  Insurance.

               (a) Except as indicated in Schedule 5.12(a), Direct Connect maintains, and, at all times has maintained, insurance with financially sound and reputable insurance companies insuring against such risks and in such amounts as reasonably prudent and appropriate considering its size, business and operations.

               (b) Direct Connect is not in default with respect to any provision of any policy of fire, liability, products liability, workers compensation, title or other form of insurance held by it.

               (c) Direct Connect has not failed to give any notice or to submit any claim under any policy of insurance in a proper and timely fashion.

         5.13  Taxes.
         Except as specifically set forth on the attached schedules:

               (a) Direct Connect, Sub and any combined, consolidated, unitary or affiliated group of which Direct Connect or Sub is or has been a member on or prior to the Closing Date (i) has paid all Taxes, required to be paid on or prior to the Closing Date (including, without limitation, estimated Taxes) for which Direct Connect or Sub could be held liable; (ii) has accurately and timely filed (or timely filed an extension for), all federal, state, local and foreign Tax Returns with respect to such Taxes required to be filed by them on or before the Closing Date and (iii) has established an adequate accrual or reserve for the payment of all Taxes payable in respect of the period, including portions and contingent portions thereof, subsequent to the period covered by such returns up to and including the Closing Date.

               (b) Direct Connect and Sub have delivered to the Company correct and complete copies of all Tax Returns and information statements, schedules, and worksheets which relate to Direct Connect or Sub contained within the Tax Returns, filed with respect to Direct Connect or Sub for taxable periods ending on or after December 31, 1993, and all examination reports and statements of deficiencies assessed against or agreed to by Direct Connect or Sub with respect to such taxable periods.

               (c) No deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Tax has been proposed, asserted, or assessed by any taxing authority against, or with respect to the activities of Direct Connect or Sub or any member of any combined, consolidated, unitary or affiliated group of which Direct Connect or Sub is or has been a member on or prior to the Closing Date.

               (d) Neither Direct Connect nor Sub has not consented to extend the time within which any Taxes may be assessed or collected.

               (e) Neither Direct Connect nor Sub has not requested or been granted an extension of time for the filing any Tax Return to a date later than the Closing Date.

               (f) There is no action, suit, tax authority proceeding, or audit now in progress, pending, or threatened against or with respect to Direct Connect or Sub with respect to any Taxes.

               (g) Neither Direct Connect nor Sub has been a member of an affiliated group or filed or been included in a combined, consolidated, or unitary Tax Return, except for the current consolidation with its Hong Kong subsidiary know as Amerawell Products, Limited.

               (h) No claim has ever been made by a taxing authority in a jurisdiction where Direct Connect or Sub does not pay Taxes or file Tax Returns that Direct Connect or Sub may be subject to the Taxes assessed by such jurisdiction.

               (i) Except as indicated in Schedule 5.13, Direct Connect has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor, or other party pursuant to the Federal Insurance Contributions Act, the Federal Unemployment Tax Act, or Chapter 24 of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the withholding of income tax at the source on wages.

               (j)  Direct Connect  and Sub have  disclosed on their  respective
Tax Returns or their subsidiaries and any combined, consolidated, unitary or affiliated group of which Direct Connect or Sub is or has been a member on or prior to the Closing Date has disclosed on their Tax Returns all positions taken therein which could give rise to a substantial understatement of federal Tax.

               (k) There is no material dispute or claim concerning any liability for Taxes of Direct Connect or Sub either (i) claimed or raised by any authority in writing or (ii) as to which Direct Connect or Sub has knowledge based upon personal contact with any agent of such authority.

               (l) Neither Direct Connect nor Sub (i) has filed a consent under Code Section 341(f) concerning collapsible corporations; (ii) has made any payments, nor is obligated to make any payments, nor is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code Section 280G; (iii) will not have any liability after the Closing Date pursuant to any tax allocation or sharing agreement; and (iv) does not have any liability for the Taxes of any person as a transferee or successor, by contract, or otherwise, including pursuant to any tax allocation or sharing agreement.

               (m) Schedule 5.13(m) contains a list setting forth all the states, territories, jurisdictions in which Direct Connect or Sub is required to file a Tax Return relating to its operations and the Taxes to which Direct Connect and Sub is subject in such jurisdictions.

               (n)  Neither   Direct   Connect   nor   Sub  has  any   liability
outstanding , contingent, or proposed and will not have any liability outstanding, contingent, or proposed resulting from the operation of Treasury Regulations Sections 1.1502-6, or any similar state, local, or foreign provision, arising from an obligation for Taxes of a corporation which is or was a member of any combined, consolidated, unitary or affiliated group of which Direct Connect or Sub is or has been a member on or prior to the Closing Date.

               (o) Any allocation or sharing agreement of Direct Connect or Sub with respect to Taxes shall be cancelled as of the date of the Closing Date.

               (p) Neither Direct Connect nor Sub will recognize income or gain as a result of the Merger pursuant to Treasury Regulation Sections 1.1502-13 or 19.

         5.14  Environmental Matters.

               (a) Direct Connect has no liability under, and there is no fact currently existing that could hereafter give rise to any liability of Direct Connect under the Environmental Laws.

               (b) There is no, and has been no, discharge, spillage, uncontrolled loss, seepage or filtration of hazardous waste (including without limitation all inks and oils) on-site at Direct Connect's premises. All hazardous waste on-site at the premises of Direct Connect has been and shall continue to be disposed of in compliance with all Environmental Laws and other applicable laws, and is being managed in accordance with all Environmental Laws and other applicable laws.
               (c) Direct Connect has not used, and there has not been generated, stored, disposed of, or located on its property or on premises which it occupies, any hazardous, toxic or illegal waste or substance, including without limitation those defined in the Resource Conservation and Recovery Act, as amended, or any other of the Environmental Laws, nor has there been any other pollution, contamination or similar harm to its property or on premises which it occupies.

               (d) Except as disclosed on Schedule 5.14, Direct Connect has not received a notice or claim relating to the exposure of employees to hazardous waste, in the course and scope of their respective employments with Direct Connect or its predecessors.

         5.15  Labor Matters.

         Except as set forth in Schedule 5.15, Direct Connect is not a party to any collective bargaining agreement and there are no material or formal complaints, charges, cases or controversies or any conciliation agreement, consent or decree pending or threatened against Direct Connect and any of its employees acting individually or in concert and/or any administrative agency of the United States government and no organization is presently attempting to gain, petitioning for or asserting representational status with respect to any group or groups of employees of Direct Connect, and Direct Connect is in material compliance with Federal and state laws respecting employment practices, terms and conditions of employment, wages and hours, and is not presently engaged in any unfair labor practice, There is no labor strike or other labor dispute and there is no complaint, proceeding or other action instituted under the Equal Opportunity Act pending, threatened against Direct Connect. No key employee of Direct Connect has indicated that he is considering terminating his employment.

         5.16  Material Contracts, Assets, Employment Agreements

         Except as disclosed in Schedule 5.16, Direct Connect has no employment agreements or material assets, leases or contracts.

VI       REPRESENTATIONS AND WARRANTIES REGARDING SUB.

         Direct Connect and Sub jointly and severally represent and warrant to the Company as follows:

         6.1   Organization.

         Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Sub has not engaged in any business (other than certain organizational matters) since it was incorporated.

         6.2   Capitalization.
         The authorized capital stock of Sub consists of 100 shares of common stock, no par value per share, 100 shares of which are validly issued and outstanding, fully paid and nonassessable and are owned by Direct Connect free and clear of all liens, claims and encumbrances.

         6.3   Authority Relative to this Agreement.

         Sub has the corporate power to enter into this Agreement and to carry out its obligations hereunder and thereunder, respectively. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors and sole stockholder of Sub, respectively, and no other corporate proceedings on the part of Sub are necessary to authorize this Agreement and the transactions contemplated hereby and thereby, respectively. Except as referred to herein or in connection, or in compliance, with the provisions of the HSR Act, the Securities Act, the Exchange Act and the environmental, corporation, securities or blue sky laws or regulations of the various states, no filing or registration with, or authorization, consent or approval of, any public body or authority is necessary for the consummation by Sub of the Merger or the transactions contemplated by this Agreement, other than filings, registrations, authorizations, consents or approvals the failure to make or obtain would not prevent the consummation of the transactions contemplated hereby or thereby.

VII.     CONDITIONS PRECEDENT.

         7.1   Conditions to Each Party's Obligation to Effect the Merger.

         The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

               (a) This Agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite vote of the holders of Direct Connect Common Stock and the Company.

               (b) The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

               (c) The Registration Statement and the S-1 Registration Statement, if necessary, shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect.

               (d) No litigation shall be in process or pending or threatened which challenges the validity or the propriety of the Merger, or if any federal or state investigations is commenced with respect to any party to this Agreement or the Merger.

         7.2   Conditions to Obligation of the Company to Effect the Merger.

         The obligation of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the additional following conditions, unless waived by the Company:

               (a) Direct Connect and Sub shall have performed their agreements contained in this Agreement required to be performed on or prior to the Effective Time and the representations and warranties of Direct Connect and Sub contained in this Agreement shall be true when made on and as of the Effective Time as if made on and as of such date, except as contemplated by this Agreement and except for such failures to perform agreements and such inaccuracies in representations and warranties that in the aggregate do not constitute a Direct Connect Material Adverse Effect; and the Company shall have received a certificate of the Chief Executive Officer of Direct Connect and Sub to the foregoing effect; and

               (b) The Registration Statement provided for in this Agreement shall have become effective in accordance with the provisions of the Securities Act, and no stop order suspending the effectiveness of such registration statement shall have been issued by the Commission and remain in effect.

               (c) On the Closing Date, Direct Connect shall have at least $1,700,000 in working capital which shall be unrestricted free cash, after giving effect to the payment of the Omnet Note and as otherwise contemplated by this Agreement.

               (d) On the Closing Date, Direct Connect shall have issued the Placement Shares. The holders of the Placement Shares shall agree not to sell or transfer such shares for a period of 12 months from the Effective Time as evidenced by lock-up agreements dated the Closing Date.

               (e) The Registration Rights Agreement, dated the Closing Date, shall be executed by Direct Connect and the Omnet stockholders.

               (f) The Global Note, the Trustee Agreement, the Pledge and Security Agreement and the Security Agreement shall be executed by Direct Connect and the parties thereto.

               (g) The Company shall have received at the Closing Date an opinion of McLaughlin & Stern, LLP, counsel for Direct Connect ("McLaughlin & Stern"), dated as of such date, addressed to the Company, in form and substance reasonably satisfactory to the Company regarding customary corporate matters.

               (h) Direct Connect shall have delivered to the Company at or prior to the Closing Date such other documents as the Company may reasonably request in order to enable the Company to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

               (i) All actions, proceedings, instruments, and documents required by Direct Connect to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of Camhy Karlinsky & Stein LLP, counsel to the Company, and Direct Connect shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

               (j) There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

               (k) There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of the Company, (i) makes this Agreement, the Merger, or any of the other transactions contemplated by this Agreement illegal, (ii) results in a material delay in the ability of the Company, Direct Connect or Sub to consummate the Merger or any of the other transactions contemplated by this Agreement, or (iii) otherwise materially prohibits, restricts, or delays consummation of the Merger or any of the other transactions contemplated by this Agreement or materially impairs the contemplated benefits to the Company, and the stockholders of the Company of this Agreement, the Merger or any of the other transactions contemplated by this Agreement.

               (l) There shall not have been change in the business of Direct Connect which constitutes a Direct Connect Material Adverse Effect.

               (m) Direct Connect shall reduce the contingent liabilities set forth in Schedule 5.6 to a sum certain, pay such amount in full and obtain the release of the party making such claim. The Direct Connect shall pay all of the outstanding withholding taxes set forth in Schedule 5.13.

               (n) The exercise price of the (i) Series A Warrants shall have not been adjusted to less than $.40 per share, and Series B Warrant shall have not been adjusted to less than $.57 per share.

         7.3 Conditions to Obligations of Direct Connect and Sub to Effect the Merger.

         The obligations of Direct Connect and Sub to effect the Merger shall be subject, unless waived by Direct Connect, to the fulfillment at or prior to the Effective Time of the additional conditions that:

               (a) The Company shall have performed its agreements contained in this Agreement required to be performed on or prior to the Effective Time and the representations and warranties of the Company contained in this Agreement shall be true when made on and as of the Effective Time as if made on and as of such date as stated therein, except as contemplated by this Agreement and except for such failures to perform agreements and such inaccuracies in representations and warranties that in the aggregate do not constitute a Company Material Adverse Effect; and Company and Sub shall have received a certificate of the Chief Executive Officer of the Company to that effect;

               (b) The Registration Statement provided for in this Agreement, shall have become effective in accordance with the provisions of the
Securities Act, and no stop order suspending the effectiveness of such registration statement shall have been issued by the Commission and remain in effect;
               (c)  Direct Connect shall have received the Fairness Opinion;

               (d) Direct Connect shall have received on the Closing Date opinions of Camhy Karlinsky & Stein LLP, counsel for the Company, dated as of such date, addressed to Direct Connect, in form and substance reasonably satisfactory to Direct Connect regarding customary corporate matters;

               (e) The Company shall have delivered to Direct Connect at or prior to the Closing Date such other documents as Direct Connect may reasonably request in order to enable Direct Connect to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement;

               (f) All actions, proceedings, instruments, and documents required by the Company to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of McLaughlin & Stern and the Company shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters;

               (g) There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto;

               (h) There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of Direct Connect, (i) makes this Agreement, the the Merger, or any of the other transactions contemplated by this

Agreement illegal, (ii) results in a material delay in the ability of the Company, Direct Connect or Sub to consummate the Merger or any of the other transactions contemplated by this Agreement, or (iii) otherwise materially prohibits, restricts, or delays consummation of the Merger or any of the other transactions contemplated by this Agreement or materially impairs the contemplated benefits to Direct Connect or the stockholders of Direct Connect of this Agreement, the Merger or any of the other transactions contemplated by this Agreement;

               (i) There shall not have been change in the business of the Company which constitutes a Company Material Adverse Effect; and,

               (j) Prior to the Effective Time, Direct Connect shall have received Option/Warrant Consents from the holders of Omnet Options and the Omnet Warrants.

VIII.    TERMINATION, AMENDMENT AND WAIVER.

         8.1   Termination.

         This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the stockholders of Direct Connect.

               (a) by mutual consent of the Board of Directors of Company and the Board of Directors of the Direct Connect;

               (b) by either Direct Connect or the Company if the Merger shall not have been consummated on or before the Release Time provided the terminating party is not otherwise in material breach of its representations, warranties or obligations under this Agreement;

               (c) by either Direct Connect or the Company, if the Direct Connect Meeting, or any adjournments thereof, shall have been concluded without having obtained votes of the holders of Direct Connect Common Stock sufficient for the required stockholder approval of the Direct Connect Merger Proposal, or if the Company Meeting, or any adjournments thereof, shall have been concluded without having obtained votes of the holders of Company Common Stock sufficient for the requisite stockholder approval of the Merger and adoption of this Agreement (provided the terminating party is not otherwise in material breach of its representations, warranties or obligations under this Agreement).

         8.2   Effect of Termination.

         In the event of termination of this Agreement by either Direct Connect or the Company, as provided above, this Agreement shall forthwith become void and there shall be no liability on the part of either the Company, Company or Sub or their respective officers or directors, except for the payment of the Omnet Note, and each party shall pay their respective expenses associated with this Agreement or the transactions contemplated by this Agreement.

         8.3   Amendment.

         This Agreement may be amended by the parties hereto, by or pursuant to action taken by their respective Boards of Directors, at any time before or after approval hereof by the stockholders of the Company and Direct Connect, but, after such approval, no amendment shall be made which changes the exchange ratio at which Company Common Stock is to be converted into Direct Connect Common Stock as provided in or which in any way materially adversely affects the rights of such stockholders, without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         8.4   Waiver.

         At any time prior to the Effective Time, the parties hereto, by or pursuant to action taken by their respective Boards of Directors, may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any documents delivered pursuant hereto and
(iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

         8.5   Indemnification.

               (a) Direct Connect will provide each individual who served as a director or officer of Direct Connect at any time prior to the Effective Time with liability insurance for a period of 6 years after the Effective Time no less favorable in coverage and amount than any applicable insurance in effect immediately prior to the Effective Time.

               (b) Direct Connect agrees that all rights to indemnification existing in favor of the directors, officers or employees of the Company as provided in the Company's Articles of Incorporation or By-laws or in indemnification agreements with the Company, in each case as in effect as of the date hereof, with respect to matters occurring on or prior to the Effective Time, shall survive the Merger and shall continue in full force and effect without limitation as to time.


indemnify each individual who served as a director or officer of Direct Connect or the Company at any time prior to the Effective Time from and against any and all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including all court costs and reasonable attorneys' fees and expenses, resulting from, arising out of, relating to, in the nature of, or caused by this Agreement or any of the transactions contemplated herein.

IX       GENERAL PROVISIONS.

         9.1   Non-Survival of Representations, Warranties and Agreements.

         The representations, warranties, covenants and agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Merger for one year after the Effective Time.

         9.2   Notices.

         All notices or other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telegram, telex, overnight courier or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

              If to the Company:     Omnet Technology Corporation
                                     50 Howe Avenue
                                     Millbury, MA 01527
                                     Attention: Nicholas Moceri
                                     Telecopy No.: (508)  865-7762
                                                   (401)  821-8880

              With a copy to:         Camhy  Karlinsky & Stein LLP
              (which copy shall not   1740 Broadway,  16th Floor
               constitute Notice)     New York, NY 10019
                                      Attention: Robert S. Matlin, Esq.
                                      Telecopy No.: (212)  977-8389

              If to Direct Connect:   P.O. Box 14
                                      Hawthorne, New Jersey 07507
                                      Attention: William B. Rodman, Esq.
                                      General Counsel
                                      Telecopy No.: (201) 891-0361

              With a copy to:         McLaughlin & Stern LLP
              (which copy shall not   260  Madison Avenue, 18th Floor
               constitute Notice)     New York, New York 10016
                                      Attention: Richard J. Blumberg, Esq.
                                      Telecopy No.: (212) 448-0066

or to such other address as any party may have furnished to the other parties in writing in accordance with this Section.

         9.3   Fees and Expenses.

         Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

         9.4   Publicity.

         So long as this Agreement is in effect, Direct Connect, Sub and the Company agree to consult with each other in issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement, and none of them shall issue any press release or make any public statement prior to such consultation, except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange or NASDAQ.

         9.5   Specific Performance.

         The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

         9.6   Miscellaneous.

         This Agreement (including the documents and instruments referred to herein) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, (b) is not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise, except that Sub shall have the right to assign to Direct Connect or any direct wholly owned subsidiary of Direct Connect any and all rights and obligations of Sub under this Agreement. The rights of any third-party beneficiary hereunder are not subject to any defense, offset or counterclaim. This Agreement, except to the extent that the Delaware corporate law is mandatorily applicable to the Merger and the rights of the stockholders of Direct Connect and the Company, shall be governed in all respects by the laws of the State of New York (without giving effect to the provisions thereof relating to conflicts of law). The exclusive venue for the adjudication of any dispute or proceeding arising out of this Agreement or the performance thereof shall be the federal or state courts located in the State of New York, County of New York and the parties hereto and their affiliates each consents to and hereby submits to the jurisdiction of any court located in the State of New York. This Agreement may be executed in two or more counterparts which together shall constitute a single agreement.

         IN WITNESS WHEREOF, Direct Connect, Sub and the Company have caused this Agreement to be signed by their respective officers thereunder duly authorized all as of the date first written above.


                                      OMNET TECHNOLOGY CORP., INC.


                                      By /s/ William J. DiBenedetto
                                         --------------------------
                                         Name: William J. DiBenedetto
                                         Title:President



                                      DIRECT CONNECT INTERNATIONAL INC.


                                      By /s/ Joseph Salvani
                                         ------------------
                                      Name: Joseph Salvani
                                      Title: Chairman



                                      D-C MERGER SUB CORP.


                                      By /s/ Joseph Salvani
                                         ------------------
                                      Name: Joseph Salvani
                                      Title: Chairman

                                 Schedule 3.1(e)


         1998 Omnet Technology Corp. Incentive and Non-Qualified 401(k) Plan for Omnet Technology Corp.

                                  Schedule 3.16


         See Schedule 4.2.

                                  Schedule 4.2


         The Company may issue options to purchase up to 300,000 shares of Omnet Common Stock prior to the Closing pursuant to the terms of the 1998 Omnet Technology Corp. Incentive and Non- Qualified Stock Option Plan.

         The Company may issued Warrants to purchase 50,000 shares of Omnet Common Stock.

                                  Schedule 4.4


Schedule of Consents due prior to closing.
------------------------------------------
(Please note each individual contract needs to be researched to determine if an actual consent is needed. That research will be completed, along with the obtaining of the necessary consents, prior to the closing.)

Primary Lender

Mr. John Browne
Coast Business Credit (a division of Southern Pacific Bank)
12121 Wilshire Boulevard, Suite 111
Los Angeles, CA 90025

Lessors:

Bombardier Capital Inc.
P. O. Box 991
1600 Mountain View Drive
Colchester, VT 05446

Prime Leasing Inc.
10275 West Higgis Road
Rosemount, IL 60018

General Electric Capital Corporation
44-2 Old Ridgebury Road
Danbury, CT 06810

LeaseTec Corporation
P. O. Box 360792M
Pittsburgh, PA 15251

Gauss-M2 Corporation
9130 Glenoaks Blvd.
Sun Valley, CA 91352

Textron Financial
4550 North Point Parkway
Suite 400
Alpharetta, GA 30022

BankVest\LeaseVest
114 Turnpike Road
Westboro, MA 01581

Coresates
P. O. Box 15204
Reading, PA 19612-5204

Finova
95 N. Route 17 South
Paramus, NJ 07652

Ikon Capital
1738 Bass Road
Macon, GA 31210

A T & T
1 Research Drive
Westboro, MA 01581

Execulease
Lee Farm Corp Park
83 Nooster Highs Road
Danbury, CT 06810

Associate Commercial
1500 West Park Drive
P. O. Box 1330
Westborough, MA 01581

Landlord:

AAA Mass Turnpike
Southbridge Street
P. O. Box 15051
Worcester, MA 01615

Swanwa
1 South Wacker Drive
Chicago, IL 60606-4614

                                  Schedule 4.7


         The Company is implementing a 401(k) plan prior to closing.

                                  Schedule 4.11


         Service Marks
         Mezzoman
         4cds.com

                                  Schedule 5.2

                       DIRECT CONNECT INTERNATIONAL (DCI)



I.       Outstanding options to purchase shares of DCI common stock:

         A.       ISOP Options

                  422,809 - exercisable at $ .19 to $1.16 per share, expires as extended through May 27, 2002, held by:

                           Peter Schneider            136,304
                           Joseph Salvani              86,505
                           Bill Rodman                 86,000
                           Barry Rosner                71,000
                           Howard Peretz               32,000
                           DCI employees               11,000

         B.       Other Options

                  200,000  -   held by  Peter Schneider re  Kidsview  Management
                  Agreement, exercisable at $ .20 per share through July 2000.

II.      Outstanding warrants to purchase shares of DCI common stock:

         A. 38,890 held by private placement holders, exercisable at $ .20 per share, after filing of Certificate of Amendment to increase capital stock.

                           Frank Brosens                33,334
                           David Kelley                  5,556

         B. 6,488,517 Class A Warrants - publicly held - exercisable at $ .53 per share - holder will receive, upon exercise, (i)
                  1.8868 shares of DCI Common Stock for each $1.00 of exercise price and (ii) one Class B Warrant (expires as extended on March 31, 1999).

         C. A maximum of 6,488,517 Class B Warrants - held by Class A Warrant holders - exercisable at $ .75 per share - holder will receive, upon exercise, one share of DCI Common Stock (expires as extended on March 31, 1999).

         D. 750,000 held by Noteholders, exercisable at $ .05 per share, expires November 23, 1998.

                           Walter Grossman            300,000
                           Susan Bender               150,000
                           Edmond O'Donnell            37,500
                           Theodore Meisel             75,000
                           Barry Meisel                75,000
                           Stuart Meisel               75,000
                           Richard Wolfeld             37,500



         E. 500,000 held by Noteholders, exercisable at $ .20 per share, expires November 23, 1998.

                           Walter Grossman            200,000
                           Susan Bender               100,000
                           Edmond O'Donnell            25,000
                           Theodore Meisel             50,000
                           Barry Meisel                50,000
                           Stuart Meisel               50,000
                           Richard Wolfeld             25,000

         F. 95,000 held by Capital Vision Group, exercisable at $ .20 per share, expires November 23, 1998.

         G.       100,000  held  by  Evolutions, Inc.,  exercisable at $ .10 per
                  share,  expires  5  years  after  filing  of   Certificate  of
                  Amendment to increase capital stock.

                  250,000  held  by  Evolutions, Inc.,  exercisable at $ .20 per
                  share,   expires  5  years  after  filing  of  Certificate  of
                  Amendment to increase capital stock.

                  Evolutions is currently in bankruptcy.

         H. 100,000 held by Barbara Rosner exercisable at $ .20 per share, expires in June 2002.

III.     Miscellaneous.

         A. Agreement between DCI and Newman Tannenbaum, dated July 3, 1996, regarding issuance by DCI of an aggregate of 320,000 shares of DCI common stock in full payment of amount outstanding for legal services.

                                  Schedule 5.3



Amerawell Products, Limited

                                  Schedule 5.6



There are no material legal proceedings pending or, to the knowledge of Direct Connect, threatened to which the property of Direct Connect is subject or to which Direct Connect is or may be a party except for a potential claim from a customer of Kidsview, Inc. alleging Direct Connect's responsibility for a credit balance of approximately $200,000.

                                Schedule 5.12(a)



Direct Connect has no product liability insurance.

                                  Schedule 5.13



There are approximately $25,000 of withholding tax deficiencies.

                                Schedule 5.13(m)



Direct Connect:

         - New Jersey
         - Delaware

Amerawell:

         - Hong Kong

                                  Schedule 5.16



Datatec Stock beneficially owned by Direct Connect.